Exhibit 10.2

BIG 5 SPORTING GOODS CORPORATION
AMENDMENT TO STOCK OPTION AGREEMENT
(2007 Equity and Performance Incentive Plan)

Big 5 Sporting Goods Corporation (the “Company”), pursuant to the provisions of Section 4.2(b) of the Company’s 2007 Equity and Performance Incentive Plan (the “Plan”), hereby amends that Stock Option Agreement (the “Agreement”) made and entered into as of [date] by and between the Company and [name of grantee] (the “Grantee”) as follows:

1.	The following paragraph is added to the Grant Notice (the “Grant Notice”) attached to the Agreement:

Acceleration of Vesting Upon a Change of Control:  Upon a Change of Control (as defined in the Grantee’s Employment Agreement; or, if such agreement has no such definition, then as defined in the Plan), this Option shall fully vest and become exercisable with respect to 100% of the Shares subject to this Option.

2.	Except as specifically modified above, the terms of the Agreement remain unchanged and in full force and effect.

BIG 5 SPORTING GOODS CORPORATION

By:
Signature

Title:

Date: